Investor Presentation MAY 2017 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements. These statements can be identified by the use of forward-looking terminology including “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. These statements discuss future expectations including company growth expectations, demand for our products, expectations regarding future prices, capacity expansion plans, market trends, liquidity, transportation services, commercial product launches and research and development plans and may contain projections of financial condition or of results of operations, or state other “forward-looking” information. These forward-looking statements involve risks and uncertainties. Many of these risks are beyond management’s control. When considering these forward-looking statements, you should keep in mind the risk factors, Management’s Discussion and Analysis of Financial Condition and Results of Operations,
and other
cautionary statements in the company’s SEC filings. Forward-looking statements are not guarantees of future performance or an assurance that our current assumptions or projections are valid. Our actual results and plans could differ materially from those expressed in any forward-
looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events, except as required by law.
This presentation includes certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA. These non-GAAP financial measures are used as supplemental financial measures by our management to evaluate our operating performance and compare the results of our operations from period to period without regard to the impact of our financing methods, capital structure or non-operating income and expenses. Adjusted EBITDA is also used by our lenders to evaluate our compliance with covenants. We believe that these measures are meaningful to our investors to enhance their understanding of our financial performance. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP and may differ from similarly titled measures
used by other companies. For a reconciliation of such measures to the most directly comparable GAAP term, please see the appendix of this presentation.
FORWARD LOOKING INFORMATION
NON-GAAP FINANCIAL MEASURES

Two Complementary Business Segments
Proppant  Solutions
Oil & Gas Markets
Resin-Coated Proppants
Propel SSP
®
Tier 1 Northern White Sand
Tier 2 Texas Gold Sand
Industrial & Recreational (I&R)
Foundry, Glass, Sports & Recreation,
Building and Filtration Markets
Resin-Coated Sand
Custom Blending
High-Purity Sand
Enhanced Resin
Complementary markets throughout business cycles
Complementary products to leverage asset base
6.4
72%
2.5
28%
2016 VOLUMES
(million tons)

Core Differentiators for Long-Term Value Creation

Commitment to People, Planet & Prosperity
Technology & Innovation
Broad Product Portfolio
Operational Scale & Efficiencies
Extensive Distribution and Unit Train Capabilities
Core Differentiators for Long-Term Value Creation
FAIRMOUNT SANTROL

“Staying True” to All 3 Pillars of Sustainable Development

FAIRMOUNT SANTROL
334
Connections
profiles
completed
AI /
Communi-
cations
973
Course
offerings
completed
Empower U
9,826
Total hours
paid
volunteer
time
Social Resp.
Team
1.2
Total Case
Incident
Rate 4%
reduction
Safety
27
Zero-
waste-to-
landfill
facilities,
3R Team

PRODUCT PORTFOLIO
Deliver value to most technically
demanding customers

Innovation Throughout Our Organization
TECHNOLOGY & INNOVATION
OPERATIONS
Leveraging proprietary
manufacturing processes
ADMINISTRATION & TECHNICAL SERVICES
Using innovation across both Proppant
Solutions and I&R
Continual innovation in all aspects of organization is core to Fairmount Santrol
Patented & proprietary resins
Innovative and cost-effective coated
products to address downhole completion
challenges
Proprietary coating processes for Resin-
Coated Sands and Propel SSP®
Proprietary mining & sand processing
Vertical integration enabling manufacturing
of proprietary resins
Continuous improvement and tech support
of existing products
Origin-destination pairing optimization to
reduce logistics costs, including the
utilization of unit trains

+42%
Propel SSP
Offset
Cumulative Oil (bbl)
250,000
200,000
150,000
100,000
50,000
0
0
3
6
9
12
Propel SSP
Offset
Cumulative Production (BOE)
60,000
40,000
20,000
0
0
2
4
6
8
Propel SSP
Offset

FairmountSantrol

Propel SSP
®
–
Enhanced Productivity Driven by Design Optimization

Field Trial Stats
100+ wells
20+ E&Ps
Field Trial Stats
100+ wells
20+ E&Ps
Bakken/
Three Forks
Canadian Bakken
Codell/
Niobrara
Mississippian Lime
Utica
Marcellus
Eagle Ford
Escondido
Uinta
Permian
Pinedale
Future Growth via
Propel SSP 350
®
(brackish & produced water markets)
Field Trial Areas
Case Study
Eagle Ford
+45%
TECHNOLOGY & INNOVATION
+21%
Months
Months

-50%
-50%
-20%
0%
-100%
-20%
-20%
-80%
-100%
-100%
-100%
-90%
-80%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
Water Usage
Pumping Time
Additive Usage
Water Heating
Screenouts
Slickwater
Crosslinked Gel

Propel SSP
®
–
Operational Efficiency and Flexibility
TECHNOLOGY & INNOVATION
Significant operational efficiency and flexibility compared to traditional well designs:
Allows service companies to increase utilization of their own resources; important as completion resources tighten
Propel SSP 350
®
product line extension allows for flexibility in water usage, including brackish and produced water

99.9% pure silica

Only Integrated I&R Sand and Resin Solutions Provider
CHARACTERISTICS
TARGET MARKETS
Construction
Foundries
Glass manufacturing
Golf courses
Colored play sand
Sports turf
Water filtration
+200 engineered sand-
based resin products
Construction
Foundries
Expert custom blends of
minerals, aggregates,
colorants, epoxies and
polymers
Construction
Specialty products
Sports & recreation
HIGHER VALUE-ADD
High-quality traditional
foundry resin systems and
proprietary resin
development for advanced
resin-coated proppants
Foundries
HIGH-PURITY SANDS
ENGINEERED
RESIN-COATED SANDS
CUSTOM BLENDING
HIGH-PERFORMANCE
RESIN SYSTEMS
BROAD PRODUCT PORTFOLIO –
INDUSTRIAL & RECREATIONAL
PRODUCTS/

High-Purity Northern
White Silica Sands
Tier 2 regional sand
Precured Resin-
Coated Sand
Highest strength
Increased flowback
protection
Curable Resin-
Coated Sand
Highest flowback
protection
Increased strength
Texas Gold
®
Frac Sand
Tier 1 99.8% pure silica

Products to Address All Well Environments
BROAD PRODUCT PORTFOLIO –
Proppant coating that enhances
well productivity and operational
efficiency through improved
proppant transport and frac
geometry optimization
PRODUCTS/
APPLICATIONS
Lower-cost,
API-certified sand
applications
High-temperature /
high-pressure wells
where the proppant
needs extra strength
& fines encapsulation
Wells where flowback
is a challenge
Medium cost, delivers
higher productivity
versus regional sands
In any well to optimize water,
chemical and horsepower
required to place the targeted
proppant volume and mesh
size
RAW SAND
Propel SSP
®
HIGHER PRODUCTIVITY
RESIN-COATED SAND
TRANSPORT TECHNOLOGY
HIGHER CRUSH STRENGTH
WELL PRESSURE¹
(1) –
Based on 40/70 substrate
Up to 6,000 psi
Up to 9,000 psi
Up to 14,000 psi
Up to 16,000 psi
Dependent on
underlying proppant
PROPPANT SOLUTIONS
CHARACTERISTICS

Broad Asset Base Provides Flexibility and Efficiency
Nearly 750 million tons of proven reserves,
allowing for long-term organic growth
Locations, grade mixes and logistic
capabilities provide flexibility
Low-cost Wedron facility represents over 60%
of active frac sand capacity
Ability to reopen idled facilities quickly and with
minimal investment to add roughly 2 million
tons of annual frac sand capacity
1.6 million tons of active annual coating
capacity
Evaluating options to add capacity through
either greenfield or brownfield expansion
FAIRMOUNT SANTROL STATED ANNUAL
RAW FRAC SAND CAPACITY
(in millions of tons)
Wedron
Voca
Menomonie
Maiden Rock
Brewer
Idled Facilities (3 plants)
2.0
4.0
6.0
8.0
10.0
12.0
14.0
Total Stated Capacity
13.9
OPERATIONAL
SCALE & EFFICIENCIES
-

North Dakota
Minnesota
Wisconsin
Michigan
Wyoming
Iowa
Pennsylvania
Indiana
Ohio
Colorado
Illinois
Missouri
Oklahoma
New Mexico
Georgia
Alabama
Texas
Number of Rigs
1-25
25-50
50-100
100+

FairmountSantrol

Logistics Footprint in All Key Basins
OPERATIONAL SCALE & EXTENSIVE DISTRIBUTION
Canada
FMSA Terminal
FMSA Mining & Processing
Unit Train Destination
Unit Train Origin (Mining &
Processing)
10 unit train capable terminals
Over 40 terminals in heart of completions activity
Terminals closer to wells reduce last-mile costs
Coating Operation

Leveraging Our Unit Train Capabilities
10 unit-train capable terminals
One additional unit train terminal in process
Unit trains can lower delivered cost by $6-$10/ton and increase delivery speed
Unit trains increase rail car turns and overall efficiency of rail car fleet
EXTENSIVE DISTRIBUTION AND UNIT TRAIN CAPABILITIES
0%
20%
40%
60%
80%
2014
2015
2016
1Q 2017
PERCENTAGE OF NORTHERN WHITE SAND SHIPPED VIA UNIT
TRAIN

Rail Car Update
Currently less than 800 cars in storage
Expect all cars to be out of storage by end of 2Q 2017; excess rail car costs expected to be zero in 3Q 2017
Deliveries deferred until 2020 and 2021 can be pulled forward if necessary
Will leverage customer cars and unit trains to increase efficiency of fleet
EXTENSIVE DISTRIBUTION AND UNIT TRAIN CAPABILITIES
$6.29
$3.99
$3.16
$2.01
$0
$2
$4
$6
$8
2Q 2016
3Q 2016
4Q 2016
1Q 2017
EXCESS RAIL CAR COSTS PER TON

Performance Update

Strong Start to 2017 for I&R
VOLUMES
0.6
0.6
0.0
0.3
0.5
0.8
1Q-16
In Millions of Tons
REVENUES
1Q-16
28.0
31.6
$0
$5
$10
$15
$20
$25
$30
$35
In Millions
GROSS PROFIT
1Q-16
10.4
13.5
$0
$2
$4
$6
$8
$10
$12
$14
In Millions
Focus on value-added products led to strong year-over-year profitability growth
1Q-17
1Q-17
1Q-17
+1%
+13%
+30%
PERFORMANCE UPDATE
INDUSTRIAL & RECREATIONAL

Good Proppant Solutions Growth in 1Q Despite Capacity Constraints
VOLUMES
1.8
2.1
0.0
0.6
1.1
1.7
2.2
4Q-16
In Millions of Tons
REVENUES
4Q-16
113.4
141.0
$0
$50
$100
$150
In Millions
GROSS PROFIT
4Q-16
17.1
27.3
$0
$7
$14
$21
$28
In Millions
Capacity constraints limited volume growth, but pricing improvements and mix shift to coated proppants contributed to strong profitability growth
1Q-17
1Q-17
1Q-17
+13%
+24%
+60%
PERFORMANCE UPDATE
PROPPANT SOLUTIONS

Improving Financial Results in 1Q 2017
VOLUMES
2.4
2.7
0.0
0.6
1.1
1.7
2.2
2.8
4Q-16
In Millions of Tons
REVENUES
4Q-16
140.5
172.6
$0
$60
$120
$180
In Millions
GROSS PROFIT
4Q-16
28.3
40.8
$0
$14
$28
$42
In Millions
Increased value-added sales across both segments along with improved pricing in
Proppant Solutions contributed to strong revenue and profitability growth
1Q-17
1Q-17
1Q-17
+10%
+23%
+44%
PERFORMANCE UPDATE
FMSA TOTAL
ADJUSTED EBITDA
4Q-16
11.7
21.7
$0
$5
$10
$15
$20
1Q-17
+85%
In Millions

Lower Net Debt as Free Cash Flow Increases

Dec. 31, 2016
Mar. 31, 2017
Cash
$194.1
$210.7
Debt
2015 B-1 Extended Due Sept.
2019
$117.6
$117.3
B-2 Due Sept. 2019
$719.6
$717.9
Other, net
$5.8
$9.9
Total Long Term Debt
$843.0
$845.1
Net Debt
$648.9
$634.4
Capitalization Summary
($ in Millions)
All significant debt matures in Sep. 2019
Ability to take advantage of
improving market conditions
Improved free cash flow in 1Q 2017
reduced net debt
Recent actions by debt ratings
agencies:
Moody’s Caa1 rating affirmed with
revised outlook to positive from
negative
S&P B-
rating affirmed with revised
outlook to neutral from negative
Fitch initial rating of B-
with stable
outlook
PERFORMANCE UPDATE

Looking Ahead

Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17

FairmountSantrol

Improving proppant market with continued positive tailwinds
Current rig count roughly 75% above 2016 average
Increasing proppant intensity per well, driven by longer laterals and more proppant per stage
In addition to industry tailwinds, FMSA also experiencing:
Higher demand for coated proppants, driven by higher rig counts and increased focus on flowback control and operational efficiency
Increasing demand for coarser grade sands
LOOKING AHEAD
Positive Tailwinds for the Proppant Market

Sources:
(1)
Baker Hughes
(2)
FMSA estimates based on public E&P presentations and internal estimates + PacWest Consulting Partners
~ +30%
4,600 -
5,000
5,600 -
6,000
~ +20%
3,600 -
4,000

2015
2016
2017 Est.
600
AVERAGE PROPPANT TONS
PER U.S. HORIZONTAL WELL
U.S. HORIZONTAL LAND RIG COUNT
(1)
(2)

Financial Outlook
Second-quarter 2017 outlook
Total expected volumes of 3.2 million to 3.5 million tons
Proppant
Solutions volumes expected to be driven by continued strong demand and additional capacity coming online at Brewer and Maiden Rock locations
Proppant
solutions volumes to shift moderately toward FOB mine due to contract structure for
Maiden Rock and Brewer volumes and customer preference
I&R volumes expected to increase moderately over 2Q 2016 levels
Raw frac
sand pricing expected to increase $7 to $9 per ton on average
Further pricing increases expected in 3Q 2017
Proppant
Solutions cost per ton in 2Q 2017 expected to remain relatively flat to up slightly from 1Q
2017 levels
Improved fixed cost leverage and lower excess rail car costs are expected to offset increased production costs from Maiden Rock and Brewer
PERFORMANCE UPDATE

Industry Leader Well-Positioned for Growth
WHY INVEST IN FMSA?
Technology & innovation
Broad product portfolio
Operational scale & efficiencies
Distribution & unit train capabilities
Higher rig counts
Increased proppant intensity per well
More focus on flowback protection and
operational efficiency
Continued solid demand in I&R
STRONG MARKET DRIVERS
KEY LONG-TERM DIFFERENTIATORS
AND VALUE CREATORS
Commitment to People, Planet & Prosperity

Appendix

Appendix: Reconciliation of Non-GAAP Financial Measures
Adjusted
EBITDA
Three Months Ended,
(in thousands)
Mar.
31, 2017
Dec. 31, 2016
Net loss
$(11,588)
$(19,905)
Interest expense, net
12,537
15,324
Provision (benefit) for income taxes
(1,148)
(655)
Depreciation, depletion, and amortization expense
19,442
17,875
EBITDA
$19,243
$12,639
Non-cash stock compensation expense
2,416
1,504
Asset Impairments
0
2,494
Write-off
of deferred financing costs
0
2,618
Gain on repurchase of debt
0
(8,178)
Transaction
expenses associated with term loan repurchases
0
450
Other impairment charges
0
180
Adjusted EBITDA
$21,659
$11,707

INTERNATIONAL OPERATIONS
Canada
Denmark
China
Mexico
Montana
North Dakota
Minnesota
Wisconsin
Michigan
Wyoming
Iowa
Indiana
Ohio
Pennsylvania
Illinois
Colorado
Missouri
Oklahoma
New Mexico
Texas
Louisiana
Alabama
Georgia

FairmountSantrol

Appendix: Total Facility Map
Coating Operations
Mining & Processing
Oil & Gas Terminals
Unit Train Destination
U.S. OPERATIONS
LOGISTICS NETWORK
Industrial & Recreational
Terminals
Unit Train Origin
Headquarters
Research & Development
Specialty Products
Resin Manufacturing
Administrative/Sales Offices
On Demand Terminals